UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EUREKA ACQUISITION CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EUREKA ACQUISITION CORP

14 Prudential Tower

Singapore 049712

NOTICE OF AN EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF EUREKA ACQUISITION CORP

TO BE HELD ON JUNE 20, 2025

To the Shareholders of Eureka Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders of Eureka Acquisition Corp, a Cayman Islands exempted company (“EURK,” or the “Company”), will be held on June 20, 2025, at [9:00] a.m., Eastern Time, at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: [__]), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting upon, and if through fit, passing and approving on the following resolutions:

1.	Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to January 3, 2026, be deleted in their entirety and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to [12] times, each by an additional one-month extension, for a total of up to 12 months to [July 3, 2026] (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To resolve as a special resolution that the Investment Management Trust Agreement, dated July 2, 2024, (as the same may be amended, restated or supplemented, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), be amended to extend the liquidation date from July 3, 2025 (or up to January 3, 2026, if fully extended) to July 3, 2025, or, if further extended by up to [twelve] one-month extensions (the “Monthly Extension”), up to [July 3, 2026], substantively in the form set forth in Annex B to the accompanying proxy statement (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”);

3.	Proposal No. 3 — Auditor Appointment Proposal — To resolve as an ordinary resolution that the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2024 and approve the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2025 be ratified in all respects (the “Auditor Appointment Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company will have until July 2, 2025 to consummate an initial business combination, and, without another shareholder vote, may elect for a one-month extension for up to [twelve (12)] times, up to [July 3, 2026], by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $[__] for all remaining public shares and (ii) $[__] for each remaining public share in the Trust Account (each, a “Monthly Extension Fee”). If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $[__], (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $[__], and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $[__]. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by July 3, 2025, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 3rd of each succeeding month until June 3, 2026.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

Pursuant to the Company’s Charter, the Company currently has until July 3, 2025 to its initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination by July 3, 2025, we may extend up to two times, each time by an additional three months (for a total of up to January 3, 2026 to complete a business combination), by depositing into the Trust Account $575,000 on or prior to the date of the applicable deadline, for each three-month extension. The board of directors of the Company (the “Board”) believes that there will not be sufficient time before July 3, 2025 (or up to February 2, 2025, if extended) to allow the Company to consummate its initial business combination. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business to complete its initial business combination, it is in the interests of our shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and the Trust Agreement and, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved and the Charter and the Trust Agreement are amended, the Company will have to consummate its initial business combination before the Extended Termination Date.

The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024 and to approve the engagement of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2025.

The Board has fixed the close of business on May 23, 2025 (the “Record Date”) as the record date for determining EURK’s shareholders entitled to receive notice of, attend and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal and the Trust Amendment Proposal at the Shareholder Meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[__] per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Class A Ordinary Shares of the Company on Nasdaq on the Record Date was $[__]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[__] [more/less] per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). EURK cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

EURK cannot predict the amount that will remain in the Trust Account following the Amendment Redemption if the Charter Amendment Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[__] million that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses).

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO EURK’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires, pursuant to the Trust Agreement, a special resolution, being the affirmative vote of at least a two-thirds of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Auditor Appointment Proposal requires [an ordinary resolution], being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, or the Auditor Appointment Proposal at the Shareholder Meeting or (y) the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, or the Auditor Appointment Proposal.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 6,208,000 issued and outstanding Class A Ordinary Shares and 1,437,500 issued and outstanding Class B Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, EURK urges you to read this material carefully and vote your shares.

This Notice of Shareholder Meeting, the accompanying proxy statement and a copy of our Annual Report on Form 10-K for the year ended September 30, 2024 are first being mailed to shareholders on or about that date.

By Order of the Board of Directors of
Eureka Acquisition Corp

/s/
Fen Zhang
Chairman of the Board of Directors

EUREKA ACQUISITION CORP

14 Prudential Tower

Singapore 049712

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF EUREKA ACQUISITION CORP

TO BE HELD ON JUNE 20, 2025

An extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Shareholder Meeting”) of Eureka Acquisition Corp (the “Company,” “EURK,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at [9:00] a.m. Eastern Time, on June 20, 2025, at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: [__]), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the [Shareholder Meeting the shareholders will consider and vote upon the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to January 3, 2026, be deleted in their entirety and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to [12] times, each by an additional one-month extension, for a total of up to 12 months to [July 3, 2026] (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To resolve as a special resolution that the Investment Management Trust Agreement, dated July 2, 2024, (as the same may be amended, restated or supplemented, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), be amended to extend the liquidation date from July 3, 2025 (or up to January 3, 2026, if fully extended) to July 3, 2025, or, if further extended by up to [twelve] one-month extensions (the “Monthly Extension”), up to [July 3, 2026], substantively in the form set forth in Annex B to the accompanying proxy statement (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”);

3.	Proposal No. 3 — Auditor Appointment Proposal — To resolve as an ordinary resolution that the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2024 and approve the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2025 be ratified in all respects (the “Auditor Appointment Proposal”) ; and

4.	Proposal No. 4 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company will have until July 2, 2025 to consummate an initial business combination, and, without another shareholder vote, may elect for a one-month extension for up to [twelve] times, up to [July 3, 2026], by depositing the Monthly Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Company will deposit the lesser of (i) $[__] for all remaining public shares and (ii) $[__] for each remaining public share in the Trust Account (each, a “Monthly Extension Fee”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Auditor Appointment Proposal and Adjournment Proposal are not conditioned upon the approval of any other proposal. Each of the Proposals is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination. Pursuant to the Company’s Charter, the Company currently has until July 3, 2025 to its initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination by July 3, 2025, we may extend up to two times, each time by an additional three months (for a total of up to January 3, 2026 to complete a business combination), by depositing into the Trust Account $575,000 on or prior to the date of the applicable deadline, for each three-month extension. The board of directors of the Company (the “Board”) believes that there will not be sufficient time before July 3, 2025 (or up to February 2, 2025, if extended) to allow the Company to consummate its initial business combination. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business to complete its initial business combination, it is in the interests of our shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and the Trust Agreement and, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved and the Charter and the Trust Agreement are amended, the Company will have to consummate its initial business combination before the Extended Termination Date.

Pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date.

The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024 and to approve the engagement of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2025. For further details about the reasons for the Auditor Appointment Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Appointment Proposal.”

EURK reserves the right to move to adjourn the Shareholder Meeting in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal. In that event, at the Shareholder Meeting, EURK will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the Auditor Appointment Proposal.

The Board has fixed the close of business on May 23, 2025 (the “Record Date”) as the record date for determining EURK’s shareholders entitled to receive notice of, attend and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on a proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

As described above, pursuant to the Charter, a public shareholder may elect to request that the Company redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the prescribed timeline to complete an initial business combination as provided in the Charter (the “Prescribed Timeline”). In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Appointment Proposal at the Shareholder Meeting, if the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Appointment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[__] per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) on Nasdaq on the Record Date was $[__]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[__] [more/less] per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). EURK cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete a business combination, in addition to the payment of extension fees.

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires, pursuant to the Trust Agreement, a special resolution, being the affirmative vote of at least a two-thirds of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Auditor Appointment Proposal requires [an ordinary resolution], being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the initial business combination, and the Auditor Appointment Proposal will allow give our shareholders the opportunity to ratify the selection by our audit committee of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024 and to approve the engagement of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2025 and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO EURK’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, EURK urges you to read this material carefully and vote your shares.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Eureka Acquisition Corp with respect to, among other things, EURK’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect EURK’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. EURK does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	EURK’s ability to complete a business combination;

●	the market price and liquidity of the Class A Ordinary Shares; and

●	the Trust Account being subject to claims of third parties

While forward-looking statements reflect EURK’s good faith beliefs, they are not guarantees of future performance. EURK disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause EURK’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in EURK’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2024 and in EURK’s annual report on Form 10-K as filed with the SEC on December 26, 2024, , and in other reports filed by EURK with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to EURK (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to EURK shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on June 20, 2025, at [9:00] a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Robinson & Cole LLP (“R&C”) located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: [__]), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:	Why am I receiving this proxy statement?

A:	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the extraordinary general meeting in lieu of an annual general meeting of the Company (the “Shareholder Meeting”), which will be held on June 20, 2025, at [9:00] a.m., Eastern Time. The Shareholder Meeting will be held at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: [__]), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Shareholder Meeting.

EURK is a blank check company incorporated as a Cayman Islands exempted company on June 13, 2023. EURK was incorporated for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Following the closing of the IPO on July 3, 2024 and the full exercise of the underwriters’ over-allotment option on July 8, 2024, and the respective concurrent sales of private units (the “Private Units”) to our sponsor, Hercules Capital Management Corp (the “Sponsor”), an aggregate amount of $57.5 million of gross proceeds was placed in the Trust Account.

Pursuant to the Company’s Charter, the Company currently has until July 3, 2025 to its initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination by July 3, 2025, we may extend up to two times, each time by an additional three months (for a total of up to January 3, 2026 to complete a business combination), by depositing into the Trust Account $575,000 on or prior to the date of the applicable deadline, for each three-month extension. In the event that the Company does not consummate its initial business combination by July 3, 2025 (or up to January 3, 2026, if extended), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, Eureka’s prospectus in connection with the IPO and the Charter provide that the Company may amend the Prescribed timeline by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

Given the time the Company may need to compete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until July 3, 2025 to consummate its initial business combination, and the Company may extend the period of time to consummate its initial business combination up to [twelve] times, each by an additional one month (until [July 3, 2026]), by depositing the Monthly Extension Fee into the Trust Account.

The Shareholder Meeting is being held in lieu of the annual general meeting, in part, to satisfy Nasdaq’s annual meeting requirement.

Q:	When and where will the Shareholder Meeting be held?

A:	The Shareholder Meeting will be held on June 20, 2025, at [9:00] a.m., Eastern Time, at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: [__]), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person and you are also encouraged to attend the Shareholder Meeting virtually at your convenience.

Q:	How do I vote?

A:	If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on May 23, 2025, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of Ordinary Shares, you may vote in person at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote in person if you have already voted by proxy.

If your shares of Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	EURK shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to January 3, 2026, be deleted in their entirety and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to [12] times, each by an additional one-month extension, for a total of up to 12 months to [July 3, 2026] (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To resolve as a special resolution that the Investment Management Trust Agreement, dated July 2, 2024, (as the same may be amended, restated or supplemented, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), be amended to extend the liquidation date from July 3, 2025 (or up to January 3, 2026, if fully extended) to July 3, 2025, or, if further extended by up to [twelve] one-month extensions (the “Monthly Extension”), up to [July 3, 2026], substantively in the form set forth in Annex B to the accompanying proxy statement (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”);

3.	Proposal No. 3 — Auditor Appointment Proposal — To resolve as an ordinary resolution that the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2024 and approve the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2025 be ratified in all respects (the “Auditor Appointment Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Auditor Appointment Proposal and Adjournment Proposal are not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal,” “Proposal No. 3 — The Auditor Appointment Proposal” and “Proposal No. 4 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal and the Adjournment Proposal are in the best interests of EURK and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of EURK and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:	Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Auditor Appointment Proposal and Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal, EURK may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. EURK also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal. In those events, at the Shareholder Meeting EURK will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the Auditor Appointment Proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is EURK proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

The Board believes that there will not be sufficient time before July 3, 2025 (or up to January 3, 2026, if extended) to allow the Company to consummate its initial business combination. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business to complete its initial business combination, it is in the interests of our shareholders to approve the Charter Amendment Proposal in order to amend the Charter and, assuming that the Charter Amendment Proposal is so approved and the Charter is amended, the Company will have to consummate its initial business combination before the Extended Termination Date.

If EURK does not complete its initial business combination by July 3, 2025 (or up to January 3, 2026, if extended), unless further extended, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of EURK’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to EURK’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by EURK in connection with either a closing of an initial business combination or EURK’s inability to effect an initial business combination by July 3, 2025 (or up to January 3, 2026, if extended). If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by EURK in connection with either a closing of an initial business combination or EURK’s inability to effect an initial business combination by July 3, 2025 (or up to [July 3, 2026], if extended by the deposit the Monthly Extension Fee into the Trust Account for each Monthly Extension).

In the event that the Company does not consummate its initial business combination by the prescribed timeline, such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

If (i) the Charter Amendment Proposal is not approved or implemented, (ii) the Sponsor and the Board decide not to seek another two three-month extensions pursuant to the currently effective Charter, and (iii) a business combination is not completed on or before the prescribed timeline, EURK will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of EURK’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to EURK’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q:	Why is EURK proposing the Auditor Appointment Proposal?

A:	The purpose of the Auditor Appointment Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee and the appointment by the Board of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024 and approve the engagement of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2025. However, if our shareholders do not approve so, our Board and audit committee may reconsider the selection of Marcum Asia CPAs LLP as our independent registered public accounting firm.

Marcum Asia CPAs LLP has served as the Company’s independent registered public accounting firm since the Company’s IPO in 2024. Representatives of Marcum Asia CPAs LLP are not expected to be present at the Shareholder Meeting to answer questions.

For further details about the reasons for the Auditor Appointment Proposal, see the section titled “Proposal No. 3 — The Auditor Appointment Proposal ” of this proxy statement.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least one-third of the issued and outstanding ordinary shares of the Company on the Record Date entitled to vote at the Shareholder Meeting are represented in person (including virtually) or by proxy at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so EURK does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present within 15 minutes from the time appointed for the Shareholder Meeting to commence or if during the Shareholder Meeting a quorum ceases to be present, the Shareholder Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within 15 minutes from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:	The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Auditor Appointment Proposal requires [an ordinary resolution], being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q:	How will the Initial Shareholders vote?

A:	On the Record Date, the Sponsor, officers and directors, including a former director (collectively, the “Initial Shareholders”) owned and were entitled to vote an aggregate of 1,665,500 Ordinary Shares, representing approximately 21.78% of EURK’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal and, if presented, the Adjournment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us more time and flexibility to complete its initial business combination.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete its initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Auditor Appointment Proposal?

A:	Marcum Asia CPAs LLP has served as the Company’s independent registered public accounting firm since the Company’s IPO in 2023. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to work to complete a business combination. Our Board recommends that you vote in favor of the Auditor Appointment Proposal.

For further details about the reasons for the Auditor Appointment Proposal, see the section titled “Proposal No. 3 — The Auditor Appointment Proposal ” of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by EURK’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal.

The Company may also move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal or the Auditor Appointment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the Auditor Appointment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal, Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Appointment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:	If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, EURK may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by EURK’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

The Company currently has until July 3, 2025, to complete its initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination by July 3, 2025, we may extend up to two times, each time by an additional three months (for a total of up to January 3, 2026 to complete a business combination), by depositing into the Trust Account $575,000 on or prior to the date of the applicable deadline, for each three-month extension. If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before July 3, 2025 (or up to January 3, 2026, if extended), EURK will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of EURK’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to EURK’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	If the Charter Amendment Proposal is approved, what happens next?

A:	If the Charter Amendment Proposal is approved, the Company will have until July 3, 2025 to consummate its initial business combination, and the Company may extend the period of time to consummate its initial business combination up to [twelve] times, each by an additional one month (for a total of [twelve] months up to [July 3, 2026]), subject to the depositing Monthly Extension Fee into the Trust Account by the Sponsor and/or its designees in accordance with terms as set out in the Trust Agreement.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of EURK held by the Initial Shareholders and its affiliates.

Q:	Is the Company be subject to the Investment Company Act of 1940?

A:	The funds in the Trust Account are currently invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations. The Company’s registration statement on Form S-1 in connection with its initial public offering (the “IPO”) (File No. 333-277780) was declared effective by the U.S. Securities and Exchange commission on July 2, 2024 and the Company completed its IPO on July 3, 2024. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement in connection with a business combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. The duration of a SPAC is not the sole determinant, but one of the long-standing factors to consider in the determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner in which a SPAC holds itself out to investors, and the merger of a SPAC an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement (as defined below) in connection with the IPO (including proceeds of the full exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s rights would expire worthless and Class A Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. EURK is currently assessing the relevant risks.

Q:	If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:	Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under EURK’s Charter, EURK is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Shareholder Meeting or by voting in person at the Shareholder Meeting. Attendance at the Shareholder Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Shareholder Meeting and vote at the Shareholder Meeting, you must bring to the Shareholder Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Class A Ordinary Share and Class B Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. As a matter of Cayman Islands law, abstentions will not constitute votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal, Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, EURK does not expect there to be any broker non-votes at the Shareholder Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal?

A:	Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal are in the best interests of EURK and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal.

Q:	What interests do EURK’s directors and officer have in the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal?

A:	Aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Initial Shareholders,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:	No. There are no appraisal rights available to EURK’s shareholders in connection with the Charter Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a Public Shareholder and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(a)	hold Class A Ordinary Shares;

(b)	submit a written request to Continental, the Transfer Agent in which you request that EURK redeem all or a portion of your Class A Ordinary Shares for cash; and

(c)	tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $[__] per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Ordinary Shares in the Amendment Redemption will be distributed promptly after the Shareholder Meeting.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time (the “Amendment Redemption Withdrawal Deadline”). If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that EURK instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, EURK will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if EURK is not able to complete a business combination by July 3, 2025 ( or up to [July 3, 2026], if extended), EURK will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 3, 2025 (or up to [July 3, 2026], if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 3, 2025 (or up to [July 3, 2026], if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on July 3, 2025 (or up to [July 3, 2026], if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:	You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:	EURK will pay the cost of soliciting proxies for the Shareholder Meeting. EURK has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. EURK will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of EURK may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about EURK from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
E-mail: spacredemption@continentalstock.com

Risk Factors

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on July 2, 2024, the Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on December 26, 2024 and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial business combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated by July 3, 2025 (or up to [July 3, 2026], if extended). Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

BACKGROUND

We are a blank check exempted company incorporated in the Cayman Islands on June 13, 2023, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic location but will initially focus on Asia.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor, our officers, directors or their affiliates.

Initial Public Offering

On July 3, 2024, we consummated our IPO of 5,000,000 units (“Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Share”), and one right (the “Rights”) to receive one-fifth of one Class A Ordinary Share upon the completion of the initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $50,000,000. On July 3, 2024, substantially concurrently with the closing of the IPO, we completed the private sale (the “Private Placement”) of 216,750 units (the “Initial Private Units”) to our sponsor, Hercules Capital Management Corp (the “Sponsor”), at a purchase price of $10.00 per Initial Private Unit, generating gross proceeds to us of $2,167,500. In connection with the offering of the Units and the sale of Initial Private Units, the proceeds of $50,000,000 from the proceeds of the offering of the Units and the sale of Initial Private Units were placed in the Trust Account (as defined below).

On July 3, 2024, Maxim Group LLC, the representative of the underwriters of the IPO (the “Representative”) notified us of its exercise of the over-allotment option in full to purchase additional 750,000 Units of the Company (the “Over-Allotment Option”). On July 8, 2024, additional 750,000 Units were sold to the Representative at an offering price of $10.00 per unit (the “Option Units” and together with the Units, collectively, the “Public Units”), generating gross proceeds of $7,500,000. Simultaneously with the issuance and sale of the Option Units, the Company completed a private placement sale of additional 11,250 units (the “Additional Private Units” and together with the Initial Private Units, collectively, the “Private Units”) to the Sponsor at a purchase price of $10.00 per Additional Private Unit, generating gross proceeds of $112,500.

In connection with the IPO and the sale of the Option Units, the Company issued a total of 230,000 Class A Ordinary Shares (the “Representative Shares”) to the Representative.

The proceeds of $57,500,000 from the IPO, the sale of the Option Units and the sales of Private Units, were placed in a trust account (the “Trust Account”) established for the benefit of our public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

On March 11, 2022, we announced that holders of our Units may elect to separately trade the Class A Ordinary Shares, Warrants, and Rights included in its Units, commencing on or about March 16, 2022.

Class A Ordinary Shares and Rights are traded on the Nasdaq Capital Market (“Nasdaq”) under the symbols “EURK” and “EURKR,” respectively. Units not separated are traded on Nasdaq under the symbol “EURKU”.

Permission Required from the PRC Authorities for Our Listing and a Business Combination and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a PRC Target Company (Post-Business Combination)

As a blank check company incorporated for the purpose of effecting a business combination, certain of our executive officers and directors are located in or have significant ties to China. Because of our significant ties to China, we may be a less attractive partner to a non-China-based target company and such perception may potentially limit or negatively impact our search for an initial business combination; or may therefore make it more likely for us to consummate a business combination with a company being based in or having the majority of the company’s operations in China (a “PRC Target Company”). If we complete a business combination with a PRC Target Company, we may be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations following the business combination.

The Company is a blank check company incorporated in Cayman Islands rather than in China and currently the Company does not own or control any equity interest in any PRC company or operate any business in China. The CSRC currently has not issued any definitive rule or interpretation concerning whether offerings or listing on U.S. exchanges like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), and we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and seeking a target for the initial business combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”). As of the date of this proxy statement, we have not received any inquiry, notice, warning, sanction or any regulatory objection to our IPO or listing on Nasdaq from any relevant PRC authorities.

If we consummate a business combination with a PRC Target Company, we may be required to obtain approval from Chinese authorities, including the CSRC or CAC, to list on U.S. exchanges or issue securities to foreign investors either in connection with a business combination or post business combination. If approval is required in the future and we were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to complete a business combination or continue listing on a U.S. exchange, which would materially affect the interest of our investors. It is uncertain when and whether we will be required to obtain permission from the PRC government to continue to list on U.S. exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Our operations may be adversely affected in the future, directly or indirectly, by existing or future laws and regulations relating to the PRC Target Company’s business or industry and oversea listing and share issuance.

On February 17, 2023, the CSRC promulgated the Trial Measures, which took effect on March 31, 2023. The Trial Measures supersede the prior rules and clarified and emphasized several aspects, which include but are not limited to: (1) comprehensive determination of the “indirect overseas offering and listing by PRC domestic companies” in compliance with the principle of “substance over form” and particularly, an issuer will be required to go through the filing procedures under the Trial Measures if the following criteria are met at the same time: (a) 50% or more of the issuer’s operating revenue, total profit, total assets or net assets as documented in its audited consolidated financial statements for the most recent accounting year comes from PRC domestic companies, and (b) the main parts of the issuer’s business activities are conducted in mainland China, or its main places of business are located in mainland China, or the senior managers in charge of its business operation and management are mostly Chinese citizens or domiciled in mainland China; (2) exemptions from immediate filing requirements for issuers that (a) have already been listed or registered but not yet listed in foreign securities markets, including U.S. markets, prior to the effective date of the Trial Measures, (b) are not required to re-perform the regulatory procedures with the relevant overseas regulatory authority or the overseas stock exchange, and (c) whose such overseas securities offering or listing shall be completed before September 30, 2023, provided however that such issuers shall carry out filing procedures as required if they conduct refinancing or are involved in other circumstances that require filing with the CSRC; (3) a negative list of types of issuers banned from listing or offering overseas, such as (a) issuers whose listing or offering overseas has been recognized by the State Council of the PRC as a possible threat to national security, (b) issuers whose affiliates have been recently convicted of bribery and corruption, (c) issuers under ongoing criminal investigations, and (d) issuers under major disputes regarding equity ownership; (4) issuers’ compliance with web security, data security, and other national security laws and regulations; (5) issuers’ filing and reporting obligations, such as the obligation to file with the CSRC after it submits an application for initial public offering to overseas regulators, and the obligation after offering or listing overseas to report to the CSRC material events including a change of control or voluntary or forced delisting of the issuer; and (6) the CSRC’s authority to fine both issuers and their shareholders between 1 and 10 million RMB for failure to comply with the Trial Measures, including failure to comply with filing obligations or committing fraud and misrepresentation.

We are a blank check company incorporated in Cayman Islands with no operation of our own except searching for a target for our initial business combination. Furthermore, we do not own or control any equity interest in any PRC company or operate any business in China, and during the fiscal year ended September 30, 2025, we did not have 50% or more of our operating revenue, total profit, total assets or net assets located or generated in China. Therefore, we do not consider ourselves a PRC domestic company conducting “indirect overseas offering and listing,” and be subject the filing procedures under the Trial Measures.

However, applicable laws, regulations, or interpretations of PRC may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. Once we complete a business combination with a PRC Target Company, these authorities may impose fines and penalties upon our operations in China, limit our operating privileges in China, delay or restrict the repatriation of the proceeds from financing offering into China, or take other actions that could have a material adverse effect upon our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities. In addition, any changes in PRC law, regulations, or interpretations may severely affect our operations. The CSRC or other Chinese regulatory agencies may also take actions requiring us, or making it advisable for us, to be subject to other severe consequences, which would materially affect the interest of the investors. To that extent, we may not be able to conduct the process of searching for a potential target company in China. Any failure of us to fully comply with new regulatory requirements may significantly limit or completely hinder our ability to continue to offer the securities, causing significant disruption to our business operations, severely damage our reputation, materially and adversely affect our financial condition and results of operations and cause the securities to significantly decline in value or become worthless.

Enforceability of Civil Liability

Certain of our executive officers and directors are located in or have significant ties to the PRC. Specifically, Dr. Fen Zhang, our Chief Executive Officer and Chairman, is a Canadian citizen but currently resides in China for business purposes. Mr. Zhechen Wang, our Chief Financial Officer, is a Chinese citizen. One of our independent director, Mr. Cameron R. Johnson currently resides in China. Further, there is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Recent PCAOB Developments

We are a blank check company incorporated in Cayman Islands with our office located in the United States. We have no operations or subsidiaries in China

Our auditor, Marcum Asia CPAs LLP, a United States accounting firm based in New York City, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess Marcum Asia CPAs LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in any report as a firm subject to the PCAOB’s determination.

Developments in U.S. laws may restrict our ability or willingness to complete certain business combinations with companies. For instance, the enacted Holding Foreign Companies Accountable Act (the “HFCAA”) would restrict our ability to consummate a business combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for three consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China.

We may not be able to consummate a business combination with a favored target business due to these laws. Furthermore, on June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for three consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. An identified issuer will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

On December 16, 2021, the PCAOB issued a Determination Report which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in: (i) mainland China, and (ii) Hong Kong. Our auditor, Marcum Asia CPAs LLP, a United States accounting firm based in New York City, is an independent registered public accounting firm registered with the PCAOB and is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess Marcum Asia CPAs LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in this report as a firm subject to the PCAOB’s determination.

On August 26, 2022, the CSRC, the Ministry of Finance of the PRC, and PCAOB signed a Statement of Protocol, or the Protocol, governing inspections and investigations of audit firms based in China and Hong Kong. Pursuant to the Protocol, the PCAOB has independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. However, uncertainties still exist whether this new framework will be fully complied with. According to the PCAOB, its December 2021 determinations under the HFCAA remain in effect. The PCAOB is required to reassess these determinations by the end of 2022. Under the PCAOB’s rules, a reassessment of a determination under the HFCAA may result in the PCAOB reaffirming, modifying or vacating the determination.

On December 15, 2022, the PCAOB determined that it has secured complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its December 2021 determinations to the contrary. To ensure ongoing access for inspections and investigations, the PCAOB will determine annually whether it can inspect and investigate completely audit firms in mainland China and Hong Kong. Additionally, the PCAOB has also identified numerous deficiencies at audit firms in mainland China and Hong Kong, as has been the case in other jurisdictions in the first year of PCAOB inspection. The PCAOB intends to release inspection reports in the first half of next year detailing findings from their inspections of these audit firms.

On December 29, 2022, a legislation entitled “Consolidated Appropriations Act, 2023” (the “Consolidated Appropriations Act”), was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the Holding Foreign Companies Accountable Act from three years to two.

However, in the event that we complete a business combination with a PRC Target Company and PCAOB is not able to fully conduct inspections of the post-combination entity’s auditor’s work papers in mainland China or Hong Kong, it could cause us to fail to be in compliance with U.S. securities laws and regulations, we could cease to be listed on a U.S. securities exchange, and U.S. trading of our shares could be prohibited under the HFCAA. Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a PRC Target Company, our access to the U.S. capital markets and the price of our shares.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a business combination with certain China-based businesses.

U.S. Foreign Investment Regulations

Dr. Fen Zhang, our Chief Executive Officer and Chairman, is the sole director and the sole member of Sponsor and as such is deemed to have sole voting and investment discretion with respect to our shares held by our Sponsor. Mr. Li is not a U.S. person, and as of the date of this proxy statement, the Sponsor owns approximately 21.39% of our issued and outstanding shares. Controlling or non-controlling investments in U.S. businesses that produce, design, test, manufacture, fabricate or develop one or more critical technologies in one of 27 identified industries — including aviation, defense, semiconductors, telecommunications and biotechnology — are subject to a mandatory filing with the Committee on Foreign Investment in the U.S. (“CFIUS”). In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share initially, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Potential Application of Investment Company Act

The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-261585) was declared effective by the U.S. Securities and Exchange commission on July 2, 2024 and the Company completed its IPO on February 2, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets and is still searching for a target to complete a business combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules went effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement (as defined below) in connection with the IPO (including proceeds of the full exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Class A Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. EURK is currently assessing the relevant risks. To mitigate the risk of EURK being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), EURK have instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account by January 31, 2024, the expiry of the 24-month anniversary of the effective date of prospectus of EURK IPO, and to hold all funds in the Trust Account in cash at an interest bearing bank demand deposit account until the earlier of consummation of the business combination or liquidation. Following such liquidation, EURK will continue to receive interest on the funds held at an interest bearing bank demand deposit account, which might be lesser than that from the U.S. government treasury obligations and money market funds and would reduce the dollar amount its EURK Public Shareholders would receive upon any redemption or liquidation of EURK.

Extraordinary General Meeting of Shareholders

This proxy statement is being provided to EURK shareholders as part of a solicitation of proxies by the Board for use at the Shareholder Meeting to be held on June 20, 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 5, 2025 to all shareholders of record of EURK as of the close of business on May 23, 2025, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on June 20, 2025, at [9:00] a.m., Eastern Time, at the offices of R&C located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: [__]), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, EURK shareholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To resolve as a special resolution that, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to January 3, 2026, be deleted in their entirety and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association of the Company in the form attached as Annex A hereto which provides that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to [12] times, each by an additional one-month extension, for a total of up to 12 months to [July 3, 2026] (the “Extended Termination Date”);

2.	Proposal No. 2 — Trust Amendment Proposal — To resolve as a special resolution that the Trust Agreement be amended to extend the liquidation date from July 3, 2025 (or up to January 3, 2026, if fully extended) to July 3, 2025, or, if further extended by up to [twelve] one-month extensions (the “Monthly Extension”), up to [July 3, 2026], substantively in the form set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Auditor Appointment Proposal — To resolve as an ordinary resolution that the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2024 and approve the engagement of Marcum Asia CPAs LLP to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2025 be ratified in all respects; and

4.	Proposal No. 4 — Adjournment Proposal — To resolve as an ordinary resolution that the Shareholder Meeting be adjourned to a later date or dates or sine die, if necessary, to permit further solicitation and vote of proxies if, at the time of the Shareholder Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Auditor Appointment Proposal and the Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Auditor Appointment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a shareholder of EURK, you have a right to vote on certain matters affecting EURK. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on May 23, 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Class A Ordinary Share and Class B Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 6,208,000 Class A Ordinary Shares issued and outstanding and 1,437,500 Class B Ordinary Shares issued and outstanding.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of not less than one-third of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares on the Record Date entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 21.78% of the issued and outstanding Ordinary Shares as of the Record Date (excluding the Representative Shares held by Maxim, which are not subject to any voting arrangement), will count towards this quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal, Trust Amendment Proposal, the Auditor Appointment Proposal or the Adjournment Proposal.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Auditor Appointment Proposal requires [an ordinary resolution], being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Shareholder Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Shareholder Meeting.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Appointment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a EURK shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, EURK’s Public Shareholders may demand that EURK redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $[__] per share as of May 23, 2025, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, EURK will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)	submit a written request to Continental, the Transfer Agent, in which you request that EURK redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)	tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of EURK that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $[100] and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on June 18, 2025. If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that EURK instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, EURK will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. EURK cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if EURK is not able to complete an initial business combination by January 3, 2026 (or up to [July 3, 2026], if extended), EURK will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after January 3, 2026 (or up to [July 3, 2026], if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of January 3, 2026 (or up to [July 3, 2026], if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on January 3, 2026 (or up to [July 3, 2026], if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to EURK’s shareholders in connection with the Charter Amendment Proposal, the Trust Amendment Proposal, or the Auditor Appointment Proposal.

Proxy Solicitation Costs

EURK is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. EURK has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. EURK and its directors, officer and employees may also solicit proxies in person. EURK will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

EURK will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. EURK will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to EURK shareholders. Directors, officer and employees of EURK who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

EURK is proposing to amend its Charter to extend the date by which EURK has to consummate a business combination to July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to [twelve] times, each by an additional one-month extension, for a total of up to [twelve] months to [July 3, 2026].

On the Record Date, the redemption price per share was approximately $[__] (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[__] million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $[__]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[__] [more/less] per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). EURK cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

EURK is a blank check company incorporated as a Cayman Islands exempted company on June 13, 2023. EURK was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in July 2024, and consistent with EURK’s business purpose, the Board and EURK’s management commenced an active search for potential business combination targets, leveraging EURK’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

The Company currently has until July 3, 2025 (or up to January 3, 2026, if extended) to complete its business combination. The Board believes that there will not be sufficient time before July 3, 2025 (or up to January 3, 2026, if extended) to allow the Company to consummate a business combination. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business to complete its initial business combination, it is in the interests of our shareholders to approve the Charter Amendment Proposal in order to amend the Charter and, assuming that the Charter Amendment Proposal is so approved and the Charter is amended, the Company will have to consummate its initial business combination before the Extended Termination Date, subject to the deposit of the Monthly Extension Fees into the Trust Account.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is in the best interests of EURK and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, EURK may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by EURK’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

Accordingly, if (i) the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented, and (ii) a business combination is not completed on or before July 3, 2025 (or up to January 3, 2026, if extended), EURK will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of EURK’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to EURK’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, the Company will have until July 3, 2025 to consummate its initial business combination, and the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to [twelve] times, each by an additional one month (up to a total of [twelve] months to [July 3, 2026]), subject to the Sponsor and/or its designee depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement.

Pursuant to the Charter, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $[__] (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[__] million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $[__]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[__] [more/less] per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). EURK cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if EURK is not able to complete an initial business combination by July 3, 2025 ( or up to [July 3, 2026], if extended), EURK will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 3, 2025 ( or up to [July 3, 2026], if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 3, 2025 ( or up to [July 3, 2026], if extended) (after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business as of July 3, 2025 (or up to [July 3, 2026], if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of the Initial Shareholders and its affiliates.

To effectuate each Monthly Extension, the Company will deposit the Monthly Extension Fee in the amount of the lesser of (i) $[__] for all remaining public shares and (ii) $[__] for each remaining public share in the Trust Account. If there is (i) no redemption of the public shares, the Monthly Extension Fee will be $[__], (ii) a 50% redemption of the public shares, the Monthly Extension Fee will be $[__], and (iii) an 80% redemption of the public shares, the Monthly Extension Fee will be approximately $[__]. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by January 3, 2026, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by 3rd of each succeeding month until June 3, 2026.

Interests of the Initial Shareholders

When you consider the recommendation of the Board, EURK shareholders should be aware that aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to EURK shareholders that they approve the Charter Amendment Proposal. EURK shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

●	the fact that the Initial Shareholders, including the Sponsor, HSPO’s officers and directors, have agreed, as part of the IPO, and without any separate consideration provided by EURK for such agreement, not to redeem any Ordinary Shares in connection with a shareholder vote to amend the Charter;

●	the current beneficial ownership by the Sponsor of an aggregate of 1,407,500 Founder Shares and 228,000 Ordinary Shares included in the Private Units (the “Private Shares”), which would become worthless if EURK does not complete a business combination within the prescribed timeline, as the Sponsor has waived any right to redemption with respect to these shares. The Sponsor paid an aggregate of approximately $ 24,478.3, or $0.017 per share, for the Founders Shares and $2,280,000, or $10.00 per share, for the Private Shares. The Private Shares have an aggregate market value of approximately $[__] million, based on the closing price of Ordinary Shares on the Record Date of $[__] per share, resulting in a theoretical gain of approximately $[__] million (or $[__] per share);

●	the fact that each of Ms. Lauren Simmons, Mr. Kevin McKenzie, independent directors of EURK, holds 10,000 and 10,000 Founder Shares, and the other independent director, Mr. Cameron Johnson is entitled to acquired 10,000 Founder Shares from the Sponsor after the business combination, which would become worthless if EURK does not complete a business combination within the prescribed timeline, as these independent directors have waived any right to redemption with respect to these shares. Each independent director of EURK paid/would pay approximately $0.0145 per share for their Founder Shares;

●	In order to finance transaction costs in connection with searching for a target business or consummating an intended initial business combination, or to extend our life, the Initial Shareholders and/or their affiliates/designees may, but are not obligated to, loan the Company funds as may be required. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of the Company’s initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of the Company’s business combination into working capital units at a price of $10.00 per unit;

●	the Initial Shareholders, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment. As of the date hereof, the Initial Shareholders and their respective affiliates had not incurred any reimbursable out-of-pocket expenses; and

●	the fact that the Insiders may be incentivized to complete a business combination, or an alternative initial business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Initial Shareholders would lose their entire investment. As a result, the Initial Shareholders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of a business combination.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, EURK’s Public Shareholders may demand that EURK redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $[__] per share as of May 23, 2025, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, EURK will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)	submit a written request to Continental, the Transfer Agent, in which you request that EURK redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)	tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of EURK that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $[100] and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on June 18, 2025. If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that EURK instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on June 18, 2025 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Amendment Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, EURK will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. EURK cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if EURK is not able to complete its initial business combination by July 3, 2025 (or up [July 3, 2026], if extended), EURK will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after July 3, 2025 (or up to [July 3, 2026], if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of July 3, 2025 (or up to [July 3, 2026], if extended)(after taking into account the Amendment Redemption), including interest earned on the funds held in the Trust Account and not previously released to EURK (less taxes payable and up to $50,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Amendment Redemption. As of the close of business on July 3, 2025 (or up to [July 3, 2026], if extended), all remaining issued and outstanding Public Shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

The Board has unanimously approved the Charter Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

In July 2024, we consummated our initial public offering of 5,750,000Units to our Public Shareholders and the sale of an aggregate of 228,000Private Units to our Sponsor. As a result, an aggregate amount of gross proceeds of $57.5 million was placed in the Trust Account, with Continental acting as trustee. As of the Record Date, the assets held in the Trust Account include $[__] million.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by EURK in connection with either a closing of an initial business combination or EURK’s inability to effect an initial business combination by July 3, 2025 (or up to January 3, 2026, if extended).

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to extend the date on which Continental must commence liquidation of the Trust Account to January 3, 2026 (or up to [July 3, 2026], if extended) and to change the extension fee made by the Company’s insiders into the Trust Account for each Monthly Extension as the lesser of (i) $[__] for all remaining public shares and (ii) $[__] for each remaining public share in the Trust Account.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of EURK and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, EURK may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by EURK’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before January 3, 2026, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by EURK in connection with either a closing of an initial business combination or EURK’s inability to effect an initial business combination within the time frame specified in the Charter

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

Vote Required for Approval

Pursuant to the Trust Agreement, the Trust Amendment may be amended by a writing signed by each of the parties hereto with the prior written consent of Maxim. However, the Board deems it of the best interest of the Company to submit the Trust Amendment Proposal to shareholders of the Company for approval by way of a special resolution, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will have no effect of a vote “AGAINST” the Trust Amendment Proposal.

The Board has unanimously approved the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

PROPOSAL NO. 3 — THE Auditor Appointment Proposal

Overview

The Auditor Appointment Proposal is asking the shareholders to ratify the selection by our audit committee of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024 and to approve the engagement of Marcum Asia CPAs LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2025. If our shareholders do not approve so, our audit committee may reconsider the selection of Marcum Asia CPAs LLP as our independent registered public accounting firm.

Marcum Asia CPAs LLP has served as the Company’s independent registered public accounting firm since the Company’s IPO in 2024. Representatives of Marcum Asia CPAs LLP are not expected to be present at the Shareholder Meeting to answer questions.

Fees Paid to the Independent Registered Public Accounting Firm

The following is a summary of fees paid or to be paid to MarcumAsia, for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum Asia in connection with regulatory filings. The aggregate fees billed by Marcum Asia for professional services rendered for the audit of our annual financial statements, review of the financial information included in our other required filings with the SEC for the year ended September 30, 2024 and for the period from June 13, 2023 (inception) through September 30, 2023 totaled $127,205 and $0, respectively. The above amounts include interim procedures and audit fees.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” We did not pay Marcum Asia for professional services rendered for audit related fees for the year ended September 30, 2024 and for the period from June 13, 2023 (inception) through September 30, 2023.

Tax Fees. We did not pay Marcum Asia for tax planning and tax advice for the year ended September 30, 2024 and for the period from June 13, 2023 (inception) through September 30, 2023.

All Other Fees. We did not pay Marcum Asia for other services for the year ended September 30, 2024 and for the period from June 13, 2023 (inception) through September 30, 2023.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed as provided under the audit committee charter.

Vote Required for Approval

The approval of the Auditor Appointment Proposal requires [an ordinary resolution], being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The Board has unanimously approved the Auditor Appointment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Initial Shareholders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Auditor Appointment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUDITOR APPOINTMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will request the chairman of the Shareholder Meeting (who has agreed to act accordingly) to adjourn the Shareholder Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Shareholder Meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the Shareholder Meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Shareholder Meeting to approve the other proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by EURK’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, or the Auditor Appointment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal, or the Auditor Appointment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of EURK’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of EURK’s Ordinary Shares, by:

●	each person known by EURK to be the beneficial owner of more than 5% of EURK’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

●	each of EURK’s executive officers and directors that beneficially owns shares of EURK’s Ordinary Shares; and

●	all EURK’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 7,645,500 Ordinary Shares, consisting of (i) 6,208,000 Class A Ordinary Shares, (ii) 1,437,500 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement, and (iii) the record of beneficial ownership as indicated in the statements filed with the SEC pursuant section 13(d) or 13(g) as of the date of this proxy statement. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by our Sponsor because these securities are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
Officers and Directors
Fen Zhang(2)	1,635,500	21.39%
Zhechen Wang	—	—
Lauren Simmons	10,000	—
Kevin McKenzie	10,000	*
Cameron Johnson	—	*
All officers and directors as a group (5 individuals)	1,665,500	21.78%
5% Holders
Hercules Capital Management Corp (2)	1,635,500	21.39%
First Trust Capital Management L.P.(3)	473,405	6.19%
First Trust Merger Arbitrage Fund(3)	415,646	5.44%
AQR Capital Management, LLC(4)	436,998	5.72%
Cowen and Company, LLC(5)	415,600	5.44%
Karpus Management, Inc.(6)	741,250	9.70%
Mizuho Financial Group, Inc.(7)	523,100	6.84%
RLH Capital, LLC(8)	450,000	5.89%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following is c/o Eureka Acquisition Corp, 14 Prudential Tower, Singapore 049712.

(2)	Fen Zhang is the sole member and sole director of the Sponsor. The person having voting, dispositive or investment powers over the Sponsor is Fen Zhang, thus Fen Zhang is deemed to have beneficial ownership of the shares held by the Sponsor.

(3)	According to a Schedule 13G filed on November 14, 2024 jointly by First Trust Merger Arbitrage Fund, First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC. The principal business address of First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of First Trust Merger Arbitrage Fund is 235 West Galena Street, Milwaukee, WI 53212.

(4)	According to a Schedule 13G filed on November 14, 2024 jointly by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC, whose principal business address is One Greenwich Plaza, Greenwich, CT 06830.

(5)	According to a Schedule 13G filed on November 13, 2024 by Cowen and Company, LLC, whose principal business address is 599 Lexington Avenue, New York, NY 10022.

(6)	According to a Schedule 13G/A filed on February 14, 2025 by Karpus Management, Inc., d/b/a Karpus Investment Management, whose principal business address is 183 Sully’s Trail, Pittsford, New York 14534.

(7)	According to a Schedule 13G/A filed on May 13, 2025 by Mizuho Financial Group, Inc., whose principal business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(8)	According to a Schedule 13G filed on February 11, 2025, jointly by RLH Capital, LLC, a Delaware limited liability company, whose principal business address is 119 Hicks Lane, Great Neck, New York 11024; and Louis Camhi, the managing partner of RLH Capital, LLC, whose address is 119 Hicks Lane, Great Neck, New York 11024.

HOUSEHOLDING INFORMATION

Unless EURK has received contrary instructions, EURK may send a single copy of this proxy statement to any household at which two or more shareholders reside if EURK believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce EURK’s expenses. However, if shareholders prefer to receive multiple sets of EURK’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of EURK’s disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., UPTD’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

EURK files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on EURK at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of EURK upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact EURK in writing at 14 Prudential Tower, Singapore 049712.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for EURK, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than June 13, 2025.

[proxy card]

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE